                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

                  We, the signatories of the Statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.


                        CII VENTURES LLC
                        By:    KKR 1996 Fund L.P.
                        By:    KKR Associates 1996 L.P., its General Partner
                        By:    KKR 1996 GP LLC, its General Partner

                        By:  /s/ William J. Janetschek
                             ----------------------------------------
                              Name:  William J. Janetschek
                              Title: Attorney-in-fact for Henry R. Kravis

                        KKR 1996 FUND L.P.
                        By:    KKR Associates 1996 L.P., its General Partner
                        By:    KKR 1996 GP LLC, its General Partner

                        By:  /s/ William J. Janetschek
                             ----------------------------------------
                              Name:  William J. Janetschek
                              Title: Attorney-in-fact for Henry R. Kravis

                        KKR PARTNERS II, L.P.
                        By:    KKR Associates (Strata) L.P., its General Partner
                        By:    Strata LLC, General Partner

                        By:  /s/ William J. Janetschek
                             ----------------------------------------
                              Name:  William J. Janetschek
                              Title: Attorney-in-fact for Henry R. Kravis

                        KKR ASSOCIATES 1996 L.P.
                        By:      KKR 1996 GP LLC, its General Partner

                        By:  /s/ William J. Janetschek
                             ----------------------------------------
                              Name: William J. Janetschek
                              Title:  Attorney-in-fact for Henry R. Kravis

                        KKR ASSOCIATES (STRATA) L.P.
                        By:      Strata LLC, its General Partner

                        By:  /s/ William J. Janetschek
                             ----------------------------------------
                              Name: William J. Janetschek
                              Title:  Attorney-in-fact for Henry R. Kravis

                        KKR 1996 GP LLC

                        By:  /s/ William J. Janetschek
                             ----------------------------------------
                              Name: William J. Janetschek
                              Title:  Attorney-in-fact for Henry R. Kravis

                        STRATA LLC

                        By:  /s/ William J. Janetschek
                             ----------------------------------------
                              Name: William J. Janetschek
                              Title:  Attorney-in-fact for Henry R. Kravis



Dated:  February 29, 2000